Exhibit 10.15
THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.
COMMON STOCK PURCHASE WARRANT

Warrant No. 2	Number of Shares: up to 300,000 Common Stock
NAMEMEDIA, Inc.
Effective as of April 1, 2008
Void after April 1, 2013
     1. Issuance. This Common Stock Purchase Warrant (the “Warrant”) is issued to The Go Daddy Group, Inc., a Delaware corporation, by NameMedia, Inc., a Delaware corporation (hereinafter with its successors called the “Company”).
     2. Purchase Price; Number of Shares. Subject to the vesting conditions set forth in Section 3, the other terms and conditions of this Warrant and applicable securities laws, the registered holder of this Warrant (the “Holder”) is entitled, at any time and from time to time on or after April 1, 2009 and prior to the expiration of this Warrant, upon surrender of this Warrant with the subscription form annexed hereto duly executed by or on behalf of the Holder, at the principal office of the Company, to purchase from the Company, at a price per share of $8.67 (the “Purchase Price”), up to Three Hundred Thousand (300,000) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”).
Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.
     3. Certain Definitions.
          (a) “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 10 hereof), or any Sale Event.
          (b) “Reseller Agreement” shall mean that certain Premium Domain Name Reseller Agreement by and between the Company and the Holder dated as of August 21, 2007, as amended by Amendment No. 1 dated March 31, 2008, and as further amended from time to time.
          (c) “Sale Event” shall mean the consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

          (d) “Unvested Warrant Shares” shall mean any Warrant Shares that are not Vested Warrant Shares.
          (e) “Vested Warrant Shares” shall mean all Warrant Shares which have vested in accordance with the vesting schedule attached to the Reseller Agreement.
     4. Ability to Exercise; Payment of Purchase Price.
          (a) This Warrant may be exercised, to purchase some or all of the then Vested Warrant Shares, at any time and from time to time on or after April 1, 2009; provided, that, in the event of an earlier Sale Event, this Warrant may be exercised (to purchase some or all of the then Vested Warrant Shares) immediately prior to and subject to the consummation of such Sale Event. Notwithstanding anything in this Warrant to the contrary, in no event shall this Warrant be exercised to purchase Unvested Warrant Shares.
          (b) The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.
     5. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:
X= Y(A-B)
A
where: X =	the number of shares of Common Stock to be issued to the Holder pursuant to this Section 5.

Y =	the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 5.

A =	the Fair Market Value (defined below) of one share of Common Stock, as determined at the time the net issue election is made pursuant to this Section 5 (the “Determination Date”).

B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 5.
“Fair Market Value” of a share of Common Stock shall mean:
          (a) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering.
          (b) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:
               (i) If traded on a securities exchange or the Nasdaq Global Market (including, without limitation, the Nasdaq Global Select Market), the fair market value of the Common Stock shall be deemed

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to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five-day period ending five trading days prior to the Determination Date;
               (ii) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five-day period ending five trading days prior to the Determination Date; and
               (iii) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.
     6. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.
     7. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant.
     8. Expiration Date. This Warrant shall expire at the close of business on April 1, 2013, and shall be void thereafter.
     9. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.
     10. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Common Stock, by split-up or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.
     11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization, then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.
     12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
     13. Notices of Record Date, Etc. In the event of:
          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right

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to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;
          (b) any Reorganization; or
          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least ten days prior to the date specified in such notice on which any such action is to be taken.
     14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:
          (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.
          (b) The shares of Common Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.
          (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Common Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s certificate of incorporation or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.
     15. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.
     16. Representations and Covenants of the Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:
          (a) Investment Purpose. The right to acquire Common Stock upon exercise of the Holder’s rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.
          (b) Accredited Investor. Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the “1933 Act”).
          (c) Private Issue. The Holder understands (i) that the Common Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 16.
          (d) Compliance with Securities Laws. The Holder understands that the Shares will be “restricted securities” within the meaning of Rule 144 promulgated under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least six months from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to Section 5, and even then will not

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be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing Shares may have affixed thereto a legend substantially in the following form:
THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.
          (e) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.
     17. Notices, Transfers, Etc.
          (a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.
          (b) This Warrant may not be transferred by the Holder with respect to any or all of the shares purchasable hereunder without the prior written consent of the Company. Any transfer of this Warrant by the Holder with respect to any or all of the shares purchasable hereunder shall be subject to compliance with applicable federal and state securities laws. To the extent such transfer is permitted, upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. To the extent such transfer is permitted, upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Common Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.
          (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant
     18. Lock Up. The Holder hereby agrees, for a period of 180 days after the public offering date set forth on the final prospectus (the “Lock Up Period”) for its initial public offering, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such aforementioned transaction is to be settled by delivery of the Common Stock or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of the managing underwriter. In addition, the undersigned agrees that, without the prior written consent of managing underwriter, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for the Common Stock. In furtherance of the foregoing, the

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Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Warrant. If requested by the Company or any underwriter engaged by the Company in connection with the Company’s initial public offering, the Holder shall execute a lock-up agreement in substantially the same form as executed by the Company’s executive officers, directors and holders of more than 5% of its Common Stock.
     19. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without giving effect to its principles regarding conflicts of laws.
     20. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.
     21. Severability. If any paragraph, provision or clause of this Warrant shall be found or be held to be illegal, invalid or unenforceable, the remainder of this Warrant shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision that most nearly effects the parties’ intent in entering into this Warrant.
     22. Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.
     23. Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in Boston, Massachusetts, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.
[Signature Page Follows]

6.

     IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

NAMEMEDIA, INC.
By:
Name:
Title:

AGREED AND ACKNOWLEDGED THE GO DADDY GROUP, INC.
By:
Name:
Title:

[Signature Page to GoDaddy Warrant]

Subscription
To:
Date:
The undersigned hereby subscribes for                                          shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

Net Issue Election Notice

To:	Date:
The undersigned hereby elects under Section 5 to surrender the right to purchase shares of Common Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

Assignment
For value received                                                                                   hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint                                                              its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.
Dated:

Signature

Name for Registration
In the Presence of: